UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

May 19, 2009

BECKMAN COULTER, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-10109	95-104-0600
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

4300 N. Harbor Boulevard

Fullerton, California 92834-3100

(Address of principal executive offices) (Zip Code)

(714) 871-4848

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On May 20, 2009, Beckman Coulter, Inc. (the “Company”) announced that it priced an offering of its common stock (the “Offering”), which closed on May 26, 2009. In connection with the Offering, the Company entered into (i) forward sale agreements dated May 19, 2009 (the “Forward Sale Agreements”) with each of Morgan Stanley & Co. International plc and Morgan Stanley & Co. Incorporated, as agent, and Goldman, Sachs & Co. (collectively, the “Forward Purchasers”), (ii) additional forward sale agreements dated May 22, 2009 (the “Additional Forward Sale Agreements” and, together with the Forward Sale Agreements, the “Forward Agreements”) with each of the Forward Purchasers and (iii) an underwriting agreement dated May 19, 2009 (the “Underwriting Agreement”) by and among the Company, the Forward Purchasers and Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as representatives of the several underwriters listed therein (the “Underwriters”). Pursuant to the Underwriting Agreement, the Forward Purchasers are borrowing and selling to the Underwriters an aggregate of 4,722,989 shares of the Company’s common stock, which include 222,989 shares pursuant to the Underwriters’ partial exercise on May 22, 2009 of their over-allotment option. The Underwriters are offering the shares to the public at a price of $53.00 per share.

The Forward Agreements relate to the forward sale by the Company of a number of shares of common stock equal to the number of shares of common stock to be borrowed and sold by each Forward Purchaser pursuant to the Underwriting Agreement. Settlement of the Forward Agreements is expected to occur in conjunction with the closing of the Company’s pending acquisition of the diagnostic systems portion of Olympus Corporation’s life science business, but in no event later than twelve months following the date of the Offering. Upon physical settlement of the Forward Agreements, the Company will deliver shares of its common stock in exchange for cash proceeds at the public offering price less the underwriting discount (subject to adjustment as provided in the Forward Agreements); however, subject to certain exceptions, the Company may elect cash or net share settlement for all or a portion of its obligations under any of the Forward Agreements. Assuming physical settlement of the Forward Agreements based upon an initial forward price of approximately $50.75 per share as of the closing date of the Offering, the Company would receive net proceeds of approximately $239.7 million upon settlement of the Forward Agreements, after deducting the underwriters’ discount and before deducting estimated offering expenses.

The Offering has been made pursuant to the Company’s existing Registration Statement on Form S-3 File No. 333-155275 (the “Registration Statement”), previously filed by the Company with the Securities and Exchange Commission (the “Commission”). The Offering is described in the prospectus supplement of the Company, dated May 19, 2009, together with the related prospectus dated November 12, 2008, filed with the Commission under Rule 424(b) on May 21, 2009.

The Underwriting Agreement and Forward Sale Agreements contain various representations, warranties and agreements by the Company, conditions to closing, indemnification rights and obligations of the parties and termination provisions. The description of the Underwriting Agreement and the Forward Sale Agreements set forth above is qualified by reference to the Underwriting Agreement and the Forward Agreements, which are filed as Exhibits 1.1, 4.1, 4.2, 4.3 and 4.4 respectively, to this Current Report on Form 8-K and incorporated by reference herein.

In the ordinary course of their respective businesses, the Underwriters and the Forward Purchasers or their affiliates have performed and may in the future perform certain commercial banking, investment banking and advisory services for the Company from time to time for which they have received and may receive in the future customary fees and expenses.

This Current Report on Form 8-K may be deemed to include forward-looking statements, which are based on current expectations and assumptions and are subject to a number of risks and uncertainties, identified in the Company’s reports filed with the Commission, including the “Risk Factors” section in the most recent annual report on Form 10-K and quarterly report on Form 10-Q filed with the Commission.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 19, 2009, among Beckman Coulter, Inc. and Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as representatives of the underwriters named therein, Morgan Stanley & Co. Incorporated, in its capacity as forward seller and agent for Morgan Stanley & Co. International plc and Goldman, Sachs & Co., in its capacity as forward seller.

4.1	Confirmation of Forward Stock Sale Transaction, dated May 19, 2009, between Beckman Coulter, Inc. and Morgan Stanley & Co. International plc and Morgan Stanley & Co. Incorporated, as agent.

4.2	Confirmation of Forward Stock Sale Transaction, dated May 19, 2009, between Beckman Coulter, Inc. and Goldman, Sachs & Co.

4.3	Confirmation of Additional Forward Stock Sale Transaction, dated May 22, 2009, between Beckman Coulter, Inc. and Morgan Stanley & Co. International plc and Morgan Stanley & Co. Incorporated, as agent.

4.4	Confirmation of Additional Forward Stock Sale Transaction, dated May 22, 2009, between Beckman Coulter, Inc. and Goldman, Sachs & Co.

5.1	Opinion of Latham & Watkins LLP, dated May 26, 2009.
23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2009

BECKMAN COULTER, INC.

By:	/s/ Patricia Stout
Name:	Patricia Stout
Title:	Deputy General Counsel

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated May 19, 2009, among Beckman Coulter, Inc. and Morgan Stanley & Co. Incorporated and Goldman, Sachs & Co., as representatives of the underwriters named therein, Morgan Stanley & Co. Incorporated, in its capacity as forward seller and agent for Morgan Stanley & Co. International plc and Goldman, Sachs & Co., in its capacity as forward seller.

4.1	Confirmation of Forward Stock Sale Transaction, dated May 19, 2009, between Beckman Coulter, Inc. and Morgan Stanley & Co. International plc and Morgan Stanley & Co. Incorporated, as agent.

4.2	Confirmation of Forward Stock Sale Transaction, dated May 19, 2009, between Beckman Coulter, Inc. and Goldman, Sachs & Co.

4.3	Confirmation of Additional Forward Stock Sale Transaction, dated May 22, 2009, between Beckman Coulter, Inc. and Morgan Stanley & Co. International plc and Morgan Stanley & Co. Incorporated, as agent.

4.4	Confirmation of Additional Forward Stock Sale Transaction, dated May 22, 2009, between Beckman Coulter, Inc. and Goldman, Sachs & Co.

5.1	Opinion of Latham & Watkins LLP, dated May 26, 2009.

23.1	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.1 hereto).